UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03896

fpa U.S. Core Equity FUND, inc.

(Exact name of registrant as specified in charter)

235 West Galena Street
Milwaukee, Wisconsin 53212

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Maureen Quill 235 West Galena Street Milwaukee, Wisconsin 53212	Laurie Anne Dee Morgan, Lewis & Bockius LLP 600 Anton Boulevard, Suite 1800 Costa Mesa, California 92626

Registrant’s telephone number, including area code: (626) 385-5777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2023

FPA U.S. Core Equity Fund, Inc.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

Introduction1

In the second quarter of 2023, the FPA U.S. Core Equity Fund's ("Fund") performance was 9.96% (10.31% before fees and expenses), which compares favorably to the 8.74% total return of the S&P 500 Index ("Index" or "S&P 500"). Year-to-date the Fund is up 21.54% (22.29% before fees and expenses) compared to the 16.89% total return of the S&P 500 Index.

The Fund's outperformance in the first half of the year is mostly attributable to its exposure to the Information Technology, Communication Services and Consumer Discretionary Sectors, which saw an increase in each sector's performance by 42.06%, 35.58% and 32.33%, respectively.2

The 10-year U.S. Treasury yield increased in the second quarter from approximately 3.5% to 3.8%.3 This slight upward move in the 10-year U.S. Treasury yield did not phase the stock market. The strong appetite for equities has been in part fueled by the tech sector thanks to the market's focus on the growing adoption of artificial intelligence (AI) and electric vehicles (EVs). In fact, two companies (not in the portfolio in 2023) that are prime beneficiaries of these respective trends, Nvidia (Nasdaq: NVDA) and Tesla (Nasdaq: TSLA), accounted for approximately 21% of the S&P 500's return in the first half of 2023 despite only making up about 2.3% of the index's composition at the beginning of the year.4

I am very thankful that the Fund has outperformed the index in the first half of this year despite holding approximately 10% cash and equivalents, writing covered calls that impacted the Fund's return by -1.70% and not owning NVDA or TSLA, which have added a combined 3.55% to the index's first half return.

It is worth reiterating that the yield curve remains inverted with six-month and one-year treasuries both yielding approximately 5.4% at the end of the quarter. For more risk-averse investors, one gets paid to sit on the sidelines. Therefore, the Fund has its largest exposure to U.S. Treasuries (approximately 10%, all maturing within 6 months) since I have been managing the Fund over the past seven plus years. I believe this conservative posture including covered calls will contribute positively to the Fund's performance throughout the remainder of the year.

My hope is that as we patiently wait (and get paid a reasonable return in the meantime) for a possible recession to play out in the future, we will get potentially better valuation entry points into various equities on my wish list. I believe secularly growing mid- to large-capitalization companies trading at compelling valuations will continue to be a favorable place to invest for the long-term — even relative to U.S. Treasuries and other investment alternatives.

Portfolio Commentary5

During the second quarter, I continued to make some changes to the portfolio to seek to best position it for future success. To that end I eliminated four positions that made up 4.4% of the March 31 portfolio, increased the weighting of the 50 remaining positions by 1.4% to 86.1%, and added six new positions representing 4.1% of the June 30 portfolio. These new positions are in companies I have been following and that were on my wish list to purchase. They are not at full position sizes yet, and thus I am willing to add to them should the risk/reward make sense to do so.

1  Past performance in not a guarantee, nor is it indicative, of future results. Anticipated future events or results may vary significantly from those expressed and are subject to change at any time in response to changing market and industry developments.

2  Source: Bloomberg.

3  Source: Bloomberg.

4  All statistics mentioned for Nvidia and Tesla are sourced from Bloomberg.

5  Portfolio composition will change due to ongoing management of the Fund.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

As of June 30, 2023, the Fund was invested in 56 companies (all of which are disclosed), including 40 investments that are in the S&P 500, which made up 78.2% of the portfolio. Moreover, the 40 disclosed positions in common made up 38.8% of the S&P 500's weighting as of June 30, 2023. A majority of the 40 positions were overweight in the Fund relative to the Index. The Fund's remaining 16 investments were mostly large-cap U.S. and foreign companies. Combined, those 16 companies made up 12.0% of the portfolio.

In terms of geography, 84.9% of the portfolio was in U.S. companies, while 3.8% was in foreign equities, as of June 30, 2023. By market capitalization, 89.4% of the portfolio was invested in large-cap companies with market values above $10 billion, with about 57% invested in mega-caps (companies with market values above $200 billion). The Fund's weighted average market cap was approximately $1.0 trillion, while the Fund's median market cap was approximately $84 billion.

Regarding portfolio concentration, the Fund's top five positions made up 43.5% of the Fund compared to approximately 24.9% for the S&P 500. The Fund's top 10 positions made up 52.4% of the portfolio versus 33.9% for the Index. Over time, my goal is to continue to increase the weighting of some of the Fund's smaller positions as valuations become more compelling.

From an industry exposure standpoint, the portfolio had disclosed investments in nine of the 11 sectors in the S&P 500. Combined, those nine sectors made up approximately 95% of the S&P 500 and 90% of the Fund's portfolio. Relative to the S&P 500, the portfolio is overweight communication services, consumer discretionary, and financials while it is underweight information technology, health care, industrials, energy, consumer staples, and real estate. At the end of the quarter, the Fund did not have any investments in utilities and materials, which made up approximately 5% of the S&P 500.

Sector	FPA U.S. Core Equity Fund	S&P 500
Information Technology	23.5%	28.3%
Communication Services	19.3%	8.4%
Consumer Discretionary	15.8%	10.7%
Financials	14.1%	12.4%
Health Care	9.2%	13.4%
Industrials	3.0%	8.5%
Energy	2.7%	4.1%
Real Estate	1.6%	2.5%
Consumer Staples	1.0%	6.7%
Utilities	0.0%	2.6%
Materials	0.0%	2.5%
Total	90.1%	100.0%
Derivatives/futures	-0.5%
Cash and equivalents (net of liabilities)	10.4%

Source: FPA, FactSet. As of June 30, 2023. Totals might not add up to 100% due to rounding.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Compared to the broader market, I believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.6

Portfolio Characteristics	FPA U.S. Core Equity Fund		S&P 500
Large Capitalization Holdings % of Portfolio	89.4%		99.1%
Top 5 Holdings % of Portfolio	43.5%		24.9%
Top 10 Holdings % of Portfolio	52.4%		33.9%
Foreign Securities % of Portfolio	3.8%		0.0%
12-Month Forward P/E7	20.5	x	19.1	x
Price/Book[8]	5.9	x	4.2	x
Return on Equity[9]	17.7%		18.5%
Earnings Per Share Growth Forecast
(2-year, median)	15.4%		11.7%
Revenue Growth Historical
(2-year, $-weighted median)	15.7%		17.6%
Revenue Growth Forecast (2-year, median)	9.6%		6.7%
Debt/Equity[10]	0.2	x	0.9	x
Median Market Capitalization[11] (billions)	$83.5		$30.8
Weighted Average Market Cap (billions)	$1,044.9		$662.3

Source: FPA, FactSet. Data as of June 30, 2023. Fund statistics for '% of Portfolio' holdings are based on net assets.

6  The portfolio manager believes a high-quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

7  The forward price-to-earnings (P/E) ratio is derived by dividing the price of the stock by the estimated one year of future per-share earnings and is used as a relative value comparison for a company's shares. Forward P/E numbers are estimates and subject to change.

8  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

9  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

10  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

11  Market Capitalization, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Q2'23 Winners and Losers12

Winners	Performance Contribution	Losers	Performance Contribution
Microsoft	2.05%	Kering SA	-0.27%
Amazon.com	1.66%	Ulta Beauty	-0.12%
Alphabet	1.63%	ThermoFisher Scientific	-0.07%
Meta Platforms	1.28%	United Parcel Services	-0.06%
Apple (net of covered calls)	0.96%	Elevance Health	-0.05%

MAAAM (Microsoft (MSFT), Alphabet (GOOG), Apple (AAPL), Amazon (AMZN), Meta Platforms (Meta)) continued its outperformance for the year posting another strong quarter. Whereas the momentum for these companies in the first quarter seemed to be largely tied to news of being more efficient in their cost structure, the second quarter was mostly about AI adding another element to their future expected growth.

I first identified AI as a long-term economic growth driver in the beginning of 2020 and discussed it in the Fund's first half 2020 shareholder presentation.13 I chose to play this tailwind predominantly through our investments in GOOG, MSFT and AMZN. I highlighted AI among other secular drivers including the internet of things (such as wearables, digital assistants and digital media devices), autonomous vehicles, smart cities and factories as well as quantum computing that should continue to help fuel enterprise cloud adoption through 2030 and beyond. On top of that the AI powering digital assistants such as MSFT's Chat GPT and GOOG's Bard could spur new revenue streams and potentially enhance or complement existing ones.

While it does not show up in the above table, the largest detractor to performance in the quarter was covered calls written against our AAPL position. While AAPL's net contribution to the Fund in the quarter was 0.96%, AAPL contributed 1.77% while covered calls on AAPL cost the Fund -0.81%.

AAPL began the 2nd Quarter 2023 trading at 25.1x FY2024E EPS. The share price increased nearly 18% in the ensuing three months and finished the quarter trading at 29.6x FY2024E EPS. AAPL is a great company and I expect it to grow its revenue in the mid-to-high single digits over the next few years. However, as valuation expands, there is generally more risk to an investment.

These are exciting times. As an investor the tough part is balancing wanting to be invested in these dynamic companies while their valuations have risen to the point where it warrants some caution. This helps explain the Fund's posturing holding approximately 10% cash and equivalents along with writing some covered call options on certain

12  Reflects top five contributors and top five detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

13  https://fpa.com/docs/default-source/funds/fpa-u.s.-value-fund/literature/fpa-us-value-commentary-2020-q2.pdf?sfvrsn=1d98929d_4

  Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

positions. I would rather be somewhat conservative, giving up some potential upside to help protect downside — especially in an environment where we can earn over 5% in short duration (one year or less) Treasury bonds.

Closing

I am optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward.

I look forward to continue delivering value for fellow shareholders. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager
July 2023

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This Commentary does not constitute an investment management agreement or offering circular.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Effective July 28, 2023, FPA U.S. Core Equity Fund, Inc. reorganized into the FPA Funds Trust and its new name is FPA U.S. Core Equity Fund. There was no change in its investment objective, investment strategy or fundamental investment policies. FPA continues to be the adviser to the Fund. For more information, please refer to the announcement on FPA's website at: https://fpa.com/news-special-commentaries/fund-announcements/2023/06/26/fpa-announces-fund-reorganizations.

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the Fund's Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may materially differ from those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the Fund's investment strategy includes active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager's more general views with respect to proper geographic, instrument and/or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

Index / Other Definitions

The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO SUMMARY

June 30, 2023 (Unaudited)

Common Stocks		90.1%
Internet Media	15.2%
Communications Equipment	10.7%
Infrastructure Software	10.3%
E-Commerce Discretionary	7.3%
Consumer Finance	5.5%
Home Products Stores	3.4%
Apparel, Footwear & Accessory Design	3.2%
Managed Care	3.1%
Retailing	2.7%
Midstream — Oil & Gas	2.7%
Investment Management	2.5%
Industrials	2.2%
Private Equity	2.2%
Cable & Satellite	2.1%
Application Software	2.0%
Diversified Banks	1.7%
Real Estate Investment Trusts	1.7%
Insurance Brokers	1.6%
Life Science Equipment	1.5%
Information Technology Services	1.4%
Specialty Pharmaceuticals	1.4%
Health Care Services	1.3%
Semiconductor Devices	1.0%
Health Care Facilities	0.7%
Courier Services	0.7%
Managed Health Care	0.7%
Entertainment Content	0.6%
Medical Devices	0.5%
Household Products	0.2%
Consumer, Cyclical	0.0%
Hotels, Restaurants & Leisure	0.0%
Bonds & Debentures		9.3%
Short-term Investments		0.3%
Other Assets And Liabilities, Net		0.3%
Net Assets		100.0%

FPA U.S. CORE EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS

June 30, 2023
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 15.2%
Alphabet, Inc. Class C(a)	50,900	$6,157,373
Meta Platforms, Inc. Class A(a)	9,000	2,582,820
		$8,740,193
COMMUNICATIONS EQUIPMENT — 10.7%
Apple, Inc.(b)	31,850	$6,177,944
		$6,177,944
INFRASTRUCTURE SOFTWARE — 10.3%
Microsoft Corp.	17,500	$5,959,450
		$5,959,450
E-COMMERCE DISCRETIONARY — 7.3%
Amazon.com, Inc.(a)	32,400	$4,223,664
		$4,223,664
CONSUMER FINANCE — 5.5%
Mastercard, Inc. Class A	2,760	$1,085,508
PayPal Holdings, Inc.(a)	14,750	984,268
Visa, Inc. A Shares	4,640	1,101,907
		$3,171,683
HOME PRODUCTS STORES — 3.4%
Home Depot, Inc.	3,200	$994,048
Lowe's Cos., Inc.	4,300	970,510
		$1,964,558
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 3.2%
Deckers Outdoor Corp.(a)	815	$430,043
Hermes International (France)	265	575,445
LVMH Moet Hennessy Louis Vuitton SE (France)	896	843,768
		$1,849,256
MANAGED CARE — 3.1%
Elevance Health, Inc.	1,915	$850,815
UnitedHealth Group, Inc.	1,810	869,959
Veeva Systems, Inc. Class A(a)	175	34,603
		$1,755,377
RETAILING — 2.7%
AutoZone, Inc.(a)	280	$698,141
Sprouts Farmers Market, Inc.(a)	12,850	471,980
Ulta Beauty, Inc.(a)	830	390,594
		$1,560,715

FPA U.S. CORE EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
MIDSTREAM — OIL & GAS — 2.7%
Energy Transfer LP	75,000	$952,500
Enterprise Products Partners LP	22,400	590,240
		$1,542,740
INVESTMENT MANAGEMENT — 2.5%
Apollo Global Management, Inc.	6,000	$460,860
BlackRock, Inc.	1,400	967,596
		$1,428,456
INDUSTRIALS — 2.2%
Airbus SE ADR (France)	13,850	$500,539
CSX Corp.	9,000	306,900
Northrop Grumman Corp.	500	227,900
U-Haul Holding Co.	4,500	228,015
U-Haul Holding Co.	500	27,660
		$1,291,014
PRIVATE EQUITY — 2.2%
Blackstone, Inc.	6,800	$632,196
KKR & Co., Inc.	11,600	649,600
		$1,281,796
CABLE & SATELLITE — 2.1%
Charter Communications, Inc. Class A(a)	930	$341,654
Comcast Corp. Class A	21,000	872,550
		$1,214,204
APPLICATION SOFTWARE — 2.0%
Activision Blizzard, Inc.(a)	6,693	$564,220
Adobe, Inc.(a)	680	332,513
Nintendo Co. Ltd. ADR (Japan)	23,500	267,430
		$1,164,163
DIVERSIFIED BANKS — 1.7%
Bank of America Corp.	12,100	$347,149
JPMorgan Chase & Co.	4,450	647,208
		$994,357
REAL ESTATE INVESTMENT TRUSTS — 1.7%
AvalonBay Communities, Inc.	5,000	$946,350
		$946,350
INSURANCE BROKERS — 1.6%
Aon PLC Class A (Britain)	2,045	$705,934
Willis Towers Watson PLC (Britain)	940	221,370
		$927,304

FPA U.S. CORE EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
LIFE SCIENCE EQUIPMENT — 1.5%
Danaher Corp.	2,100	$504,000
Thermo Fisher Scientific, Inc.	650	339,137
		$843,137
INFORMATION TECHNOLOGY SERVICES — 1.4%
Accenture PLC Class A (Ireland)	1,000	$308,580
QUALCOMM, Inc.	1,710	203,559
S&P Global, Inc.	744	298,262
		$810,401
SPECIALTY PHARMACEUTICALS — 1.4%
Cigna Group	2,875	$806,725
		$806,725
HEALTH CARE SERVICES — 1.3%
IQVIA Holdings, Inc.(a)	3,385	$760,846
		$760,846
SEMICONDUCTOR DEVICES — 1.0%
Broadcom, Inc.	645	$559,492
		$559,492
HEALTH CARE FACILITIES — 0.7%
HCA Healthcare, Inc.	1,400	$424,872
		$424,872
COURIER SERVICES — 0.7%
United Parcel Service, Inc. Class B	2,300	$412,275
		$412,275
MANAGED HEALTH CARE — 0.7%
Humana, Inc.	900	$402,417
		$402,417
ENTERTAINMENT CONTENT — 0.6%
Netflix, Inc.(a)	750	$330,368
		$330,368
MEDICAL DEVICES — 0.5%
Abbott Laboratories	2,800	$305,256
		$305,256
HOUSEHOLD PRODUCTS — 0.2%
Constellation Brands, Inc. Class A	451	$111,005
		$111,005

FPA U.S. CORE EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
CONSUMER, CYCLICAL — 0.0%
Six Flags Entertainment Corp.(a)	1	$26
ThredUp, Inc. Class A(a)	1	2
		$28
HOTELS, RESTAURANTS & LEISURE — 0.0%
Peloton Interactive, Inc. Class A(a)	1	$8
		$8
TOTAL COMMON STOCKS — 90.1% (Cost $26,460,503)		$51,960,054
BONDS & DEBENTURES
U.S. TREASURIES — 9.3%
U.S. Treasury Bills — 5.316% 11/16/2023(c)	$500,000	$490,195
U.S. Treasury Notes — 2.875% 11/30/2023	4,912,000	4,863,031
TOTAL U.S. TREASURIES (Cost $5,367,725)		$5,353,226
TOTAL BONDS & DEBENTURES — 9.3% (Cost $5,367,725)		$5,353,226
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $31,828,228)		$57,313,280
SHORT-TERM INVESTMENTS — 0.3%
State Street Bank Repurchase Agreement — 1.52% 7/3/2023 (Dated 06/30/2023, repurchase price of $158,020, collateralized by $166,600 principal amount U.S. Treasury Notes — 2.875% 2025, fair value $161,192)(d)	$158,000	$158,000
TOTAL SHORT-TERM INVESTMENTS (Cost $158,000)		$158,000
TOTAL INVESTMENTS — 99.7% (Cost $31,986,228)		$57,471,280
Other Assets and Liabilities, net — 0.3%		152,682
NET ASSETS — 100.0%		$57,623,962

(a)  Non-income producing security.

(b)  As of June 30, 2023, investments with a value of $5,636,550 were fully or partially segregated with the broker(s)/custodian as collateral for short option contracts.

(c)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(d)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

FPA U.S. CORE EQUITY FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

Written Options

Description	Contracts	Type	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Fair Value
Apple, Inc.	318	Call	$195.00	10/20/2023	$31,800	$(278,301)	$(305,280)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $31,828,228)	$57,313,280
Short-term investments — repurchase agreements	158,000
Cash	339
Receivable for:
Investment securities sold	1,809,347
Dividends and interest	34,120
Capital Stock sold	1,574
Prepaid expenses and other assets	4,029
Total assets	59,320,689
LIABILITIES
Written options, at value (premiums received $278,301)	305,280
Payable for:
Investment securities purchased	1,227,116
Advisory fees	27,110
Due to broker	961
Accrued expenses and other liabilities	136,260
Total liabilities	1,696,727
NET ASSETS	$57,623,962
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 4,827,265 outstanding shares	$48,273
Additional Paid-in Capital	32,290,127
Distributable earnings	25,285,562
NET ASSETS	$57,623,962
NET ASSET VALUE
Offering and redemption price per share	$11.94

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $5,395)	$338,749
Interest	127,746
Total investment income	466,495
EXPENSES
Advisory fees	198,499
Legal fees	42,467
Director fees and expenses	35,981
Transfer agent fees and expenses	30,785
Reports to shareholders	26,568
Audit and tax services fees	21,197
Custodian fees	18,306
Filing fees	16,826
Other professional fees	2,387
Administrator fees	1,121
Other	3,982
Total expenses	398,119
Reimbursement from Adviser	(56,801)
Net expenses	341,318
Net investment income	125,177
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,307,616
Written options	(786,978)
Investments in foreign currency transactions	(153)
Net change in unrealized appreciation (depreciation) of:
Investments	9,813,258
Written options	(26,979)
Translation of foreign currency denominated amounts	246
Net realized and unrealized gain	10,307,010
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,432,187

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$125,177	$(79,630)
Net realized gain	520,485	3,443,364
Net change in unrealized appreciation (depreciation)	9,786,525	(25,825,155)
Net increase (decrease) in net assets resulting from operations	10,432,187	(22,461,421)
Distributions to shareholders	(267,443)	(7,450,848)
Capital Stock transactions:
Proceeds from Capital Stock sold	287,105	768,832
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	234,359	6,528,764
Cost of Capital Stock repurchased	(3,185,132)	(8,281,763)
Net decrease from Capital Stock transactions	(2,663,668)	(984,167)
Total change in net assets	7,501,076	(30,896,436)
NET ASSETS
Beginning of period	50,122,886	81,019,322
End of period	$57,623,962	$50,122,886
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	26,729	67,452
Shares issued to shareholders upon reinvestment of dividends and distributions	19,826	635,911
Shares of Capital Stock repurchased	(298,244)	(689,303)
Change in Capital Stock outstanding	(251,689)	14,060

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2023		Year Ended December 31
	(Unaudited)		2022	2021	2020	2019	2018
Per share operating performance:
Net asset value at beginning of period	$9.87		$16.00	$14.10	$11.62	$8.84	$9.91
Income from investment operations:
Net investment income (loss)(a)	0.03		(0.02)	(0.10)	(0.08)	(0.02)	— (b)
Net realized and unrealized gain (loss) on investment securities	2.10		(4.56)	3.26	2.94	3.03	(0.95)
Total from investment operations	2.13		(4.58)	3.16	2.86	3.01	(0.95)
Less distributions:
Dividends from net investment income	(0.01)		—	—	—	(0.01)	(0.02)
Distributions from net realized capital gains	(0.05)		(1.55)	(1.26)	(0.38)	(0.22)	(0.10)
Total distributions	(0.06)		(1.55)	(1.26)	(0.38)	(0.23)	(0.12)
Net asset value at end of period	$11.94		$9.87	$16.00	$14.10	$11.62	$8.84
Total investment return(c)	21.54%		(28.65)%	22.86%	24.80%	34.16%	(9.81)%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$57,624		$50,123	$81,019	$73,956	$71,195	$61,928
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.49	%(d)	1.44%	1.16%	1.34%	1.43%	1.37%
After reimbursement from Adviser	1.28	%(d)	1.26%	1.16%	1.22%	1.22%	1.20%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.26	%(d)	(0.32)%	(0.64)%	(0.75)%	(0.36)%	(0.19)%
After reimbursement from Adviser	0.47	%(d)	(0.13)%	(0.64)%	(0.63)%	(0.15)%	(0.02)%
Portfolio turnover rate	31	%(d)	80%	23%	60%	25%	79%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d)  Annualized.

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2023
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Core Equity Fund (the "Fund", formerly known as FPA U.S. Value Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Sector Risk: To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sector(s) in which the Fund is more heavily invested:

•  Information Technology Sector Risk: Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally may result in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $8,147,676 for the period ended June 30, 2023. The proceeds and cost of securities sold resulting in net realized gains of $1,307,616 aggregated $12,424,841 and $11,117,225, respectively, for the period ended June 30, 2023.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2023 was $32,290,887 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2023, for federal income tax purposes was $25,167,119 and $144,726, respectively resulting in net unrealized appreciation of $25,022,393.

As of and during the period ended June 30, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. This agreement is coterminous with the Investment Advisory Agreement which may be terminated by the Board, the vote of a majority of the Fund's shareholders or the Adviser.

For the period ended June 30, 2023, the Fund paid aggregate fees and expenses of $35,981 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table presents the valuation levels of the Fund's investments as of June 30, 2023 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$8,740,193	—	—	$8,740,193
Communications Equipment	6,177,944	—	—	6,177,944
Infrastructure Software	5,959,450	—	—	5,959,450
E-Commerce Discretionary	4,223,664	—	—	4,223,664
Consumer Finance	3,171,683	—	—	3,171,683
Home Products Stores	1,964,558	—	—	1,964,558
Apparel, Footwear & Accessory Design	1,849,256	—	—	1,849,256
Managed Care	1,755,377	—	—	1,755,377
Retailing	1,560,715	—	—	1,560,715
Midstream — Oil & Gas	1,542,740	—	—	1,542,740
Investment Management	1,428,456	—	—	1,428,456
Industrials	1,291,014	—	—	1,291,014
Private Equity	1,281,796	—	—	1,281,796
Cable & Satellite	1,214,204	—	—	1,214,204
Application Software	1,164,163	—	—	1,164,163
Diversified Banks	994,357	—	—	994,357
Real Estate Investment Trusts	946,350	—	—	946,350
Insurance Brokers	927,304	—	—	927,304
Life Science Equipment	843,137	—	—	843,137
Information Technology Services	810,401	—	—	810,401
Specialty Pharmaceuticals	806,725	—	—	806,725
Health Care Services	760,846	—	—	760,846
Semiconductor Devices	559,492	—	—	559,492
Health Care Facilities	424,872	—	—	424,872
Courier Services	412,275	—	—	412,275
Managed Health Care	402,417	—	—	402,417
Entertainment Content	330,368	—	—	330,368
Medical Devices	305,256	—	—	305,256
Household Products	111,005	—	—	111,005
Consumer, Cyclical	28	—	—	28
Hotels, Restaurants & Leisure	8	—	—	8

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
U.S. Treasuries	$—	$5,353,226	—	$5,353,226
Short-Term Investment	—	158,000	—	158,000
	$51,960,054	$5,511,226	—	$57,471,280
Equity Options (equity risk)	$(305,280)	—	—	$(305,280)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

In an effort to increase potential income, the Fund is authorized to write (i.e., sell) covered call options listed on a national securities exchange. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		—	Written options, at value	$(305,280)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Written options	$(786,978)	$(26,979)

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2023:

Written Options
Average contract amount
Calls	$(367)

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2023:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank Repurchase Agreement	$158,000	$(158,000	)(b)	—	—

(a)  Represents the net amount receivable (payable) from the counterparty in the event of default.

(b)  Collateral with a value of $161,192 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 8 — Subsequent Events

The Advisor proposed, and the Directors approved, Mutual Fund Administration, LLC ("MFAC") and UMB Fund Services, Inc. ("UMB") to provide fund administration services and UMB to provide accounting and custody services currently performed by State Street Bank and Trust. For the fiscal year ending December, 2023, the Fund has engaged Tait, Weller & Baker LLP as the Fund's Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP.

At a special meeting of shareholders held on June 1, 2023, the Fund's shareholders re-elected Directors Sandra Brown, Robert F. Goldrich and J. Richard Atwood, and elected two new Directors, John P. Zader and Maureen Quill. Simultaneously, Directors Alfred E. Osborne and Mark L. Lipson retired effective that same date. Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 10, 2023.

	Total Shares Voted For	Total Shares Withheld
Sandra Brown	2,642,990	233,580
Robert F. Goldrich	2,432,463	444,107
John P. Zader	2,432,463	444,104
J. Richard Atwood	2,461,710	414,860
Maureen Quill	2,641,507	235,063

FPA U.S. CORE EQUITY FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2023 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2022	$1,000.00	$1,000.00
Ending Account Value June 30, 2023	$1,215.40	$1,018.45
Expenses Paid During Period(a)	$7.03	$6.41

(a)  Expenses are equal to the Fund's annualized expense ratio of 1.28%, multiplied by the average account value over the period and prorated for the period ended June 30, 2023 (181/365 days).

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P Zader, 1961	Director	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director
J. Richard Atwood(2), 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Director	2016	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 other than Mr. Zader and Ms. Quill. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President — Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

FPA U.S. CORE EQUITY FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. CORE EQUITY FUND, INC. and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. CORE EQUITY FUND, INC.

By:	/s/ Maureen Quill
Maureen Quill
President (principal executive officer)

Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Maureen Quill
Maureen Quill
President (principal executive officer)

Date:	September 8, 2023

By:	/s/ Rita Dam
Rita Dam
Treasurer (principal financial officer)

Date:	September 8, 2023